SCIENTIFIC LEARNING CORPORATION
1999 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN

Adopted May 17, 1999
Approved By Stockholders May 28, 1999
Amended October 9, 2002
Amended February 25, 2003
Approved By Stockholders _____, 2003
Termination Date: May 17, 2009

1.    PURPOSE.

        (a)     The purpose of the 1999 Non-Employee Directors’ Stock Option Plan (the “Plan”) is to provide a means by which each member of the Board of Directors of Scientific Learning Corporation (the “Company”) who is not at the time of grant an employee of the Company or of any Affiliate of the Company, or a holder or representative of the holder of 10% or more of the Company’s capital stock (each such person being hereafter referred to as a “Non-Employee Director”) will be given an opportunity to purchase stock of the Company.

        (b)     The word “Affiliate” as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

        (c)     The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.    ADMINISTRATION.

        (a)     The Board of Directors of the Company (the “Board”) shall administer the Plan unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

        (b)     The Board may delegate administration of the Plan to a committee composed of two (2) or more members of the Board (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

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3.    SHARES SUBJECT TO THE PLAN.

        (a)     Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate One Hundred Fifty Thousand (150,000) shares of the Company’s common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

        (b)     The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

        (c)     Notwithstanding any provision herein to the contrary, in the event the Plan is not approved by holders of at least two-thirds of the Company’s outstanding common stock within twelve months of the date an option is first granted hereunder following the October 2002 amendment of the Plan, then, unless an exemption from qualification is available with respect to such grant that does not require compliance with the provisions of 260.140.45 of the California Code of Regulations, any option granted hereunder which (i) followed the October 2002 amendment of the Plan and (ii) was granted at a time when the total number of securities issuable upon exercise of all outstanding options [exclusive of rights described in Section 260.140.40 and warrants described in Sections 260.140.43 and 260.140.44 of the California Code of Regulations, and any purchase plan or agreement as described in Section 260.140.42 of the California Code of Regulations (provided that the purchase plan or agreement provides that all securities will have a purchase price of 100% of the fair value, as determined in accordance with Section 260.140.50 of the California Code of Regulations, of the security either at the time the person is granted the right to purchase securities under the plan or agreement or at the time the purchase is consummated)] and the total number of securities called for under any bonus or similar plan or agreement exceeded 30% of the Company’s then outstanding securities, calculated on an as-converted to common stock basis, shall be void.

4.    ELIGIBILITY.

        Options shall be granted only to Non-Employee Directors of the Company.

5.    NON-DISCRETIONARY GRANTS AND COMPENSATION.

        (a)     Upon the effectiveness of the registration statement for the initial public offering (the “IPO”) of the Company, each person who is then a Non-Employee Director, and after the IPO, upon the election to the Board of Directors of a new member who is a Non-Employee Director, automatically shall be granted options to purchase Five Thousand (5,000) shares of common stock of the Company (an “Initial Grant”) on the terms and conditions set forth herein; provided, however, that (unless otherwise determined by a majority of disinterested Directors) such Initial Grant shall only be granted to Non-Employee Directors who have not previously been granted stock options or had the opportunity to purchase restricted stock in the Company in connection with their service as a Director of the Company.

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        (b)     Each person who is a Non-Employee Director on any anniversary of the IPO automatically shall, on such anniversary, be granted an option to purchase Five Thousand (5,000) shares of common stock of the Company on the terms and conditions set forth herein (an “Annual Grant”).

6.    OPTION PROVISIONS.

        Each option shall be subject to the following terms and conditions:

        (a)     The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date five (5) years from the date of grant (“Expiration Date”). If the optionee’s service as a Non-Employee Director of the Company or an employee, member of the Board of Directors or consultant to the Company or any Affiliate terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date twelve (12) months following the date of termination of all such service; provided, however, that if such termination of service is due to the optionee’s death, the option shall terminate on the earlier of the Expiration Date or eighteen (18) months following the date of the optionee’s death.

        (b)     The exercise price of each option shall be equal to one hundred percent (100%) of the Fair Market Value of the stock (as such term is defined in subsection 9(d)) subject to such option on the date such option is granted.

        (c)     The optionee may elect to make payment of the exercise price under one of the following alternatives:

                  (i)     Payment of the exercise price per share in cash at the time of exercise;

                  (ii)     Provided that at the time of the exercise the Company’s common stock is publicly traded and quoted regularly in The Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company’s reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its Fair Market Value on the date preceding the date of exercise; or

                  (iii)     Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company either prior to the issuance of shares of the Company’s common stock or pursuant to the terms of irrevocable instructions issued by the optionee prior to the issuance of shares of the Company’s common stock.

                  (iv)     Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) through 6(c)(iii) above.

        (d)     An option shall not be transferable except by will or by the laws of descent and distribution and, to the extent provided in the option agreement, to such further extent as permitted by Section 260.140.41(d) of Title 10 of the California Code of Regulations at the time of the grant of the option, and shall be exercisable during the lifetime of the optionee only by the optionee. If the option does not provide for transferability, then the option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the optionee only by the optionee. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

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        (e)     The Initial Grant shall be fully vested at the time of grant.

        (f)     The Annual Grant shall be fully vested at the time of grant.

        (g)     The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee’s knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person’s own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then currently-effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require any optionee to provide such other representations, written assurances or information that the Company shall determine is necessary, desirable or appropriate to comply with applicable securities laws as a condition of granting an option to the optionee or permitting the optionee to exercise the option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

        (h)     Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

7.    COVENANTS OF THE COMPANY.

        (a)     During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

        (b)     The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

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8.    USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.    MISCELLANEOUS.

        (a)     Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

        (b)     Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate in any capacity or shall affect any right of the Company, its Board or shareholders or any Affiliate, to remove any Non-Employee Director pursuant to the Company’s Bylaws and the provisions of Delaware general corporation law.

        (c)     In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company’s obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal, state or local withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

        (d)     As used in this Plan, “Fair Market Value” means, as of any date, the value of the common stock of the Company determined as follows:

                  (i)     If the common stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap, or is quoted on the OTC Bulletin Board, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system, exchange or board (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

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                  (ii)     In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board and to the extent that the Company is subject to Section 260.140.50 of Title 10 of the California Code of Regulations (“Section 260.140.50”) at the time the option is granted, in a manner consistent with Section 260.140.50.

        (e)     To the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Participants at least annually. This Section 14 shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

10.    ADJUSTMENTS UPON CHANGES IN STOCK.

        (a)     If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options. The Board shall make such adjustments, and the determination of the Board shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”)

        (b)     In the event of: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then (i) any surviving or acquiring corporation shall assume any options outstanding under the Plan or shall substitute similar options (including an option to acquire the same consideration paid to the shareholders in the transaction described in this subparagraph 10(b)) for those outstanding under the Plan, or (ii) in the event any surviving corporation or acquiring corporation refuses to assume such options or to substitute similar options for those outstanding under the Plan, then such options shall be terminated if not exercised prior to such event.

        (c)     In the event of the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, with respect to options held by persons whose continuous service has not terminated, the vesting of such options (and, if applicable, the time during which such options may be exercised) shall be accelerated immediately upon the happening of such event.

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11.    AMENDMENT OF THE PLAN.

        (a)     The Board at any time, and from time to time, may amend the Plan and/or some or all outstanding options granted under the Plan. However, except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary for the Plan to satisfy the requirements of Rule 16b-3 under the Exchange Act or any Nasdaq or securities exchange listing requirements.

        (b)     Rights and obligations under any option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

12.    TERMINATION OR SUSPENSION OF THE PLAN.

        (a)     The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years after the date adopted by the Board. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)     Suspension or termination of the Plan shall not impair rights and obligations under any option granted while the Plan is in effect, except with the consent of the person to whom the option was granted.

13.    EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

        (a)     The Plan shall become effective on the same day that the Company’s initial public offering of shares of common stock becomes effective, subject to the condition subsequent that the shareholders of the Company approve the Plan.

        (b)     No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.

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